UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2019

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 11, 2019, the independent members of the Board of Directors of Athersys, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the following cash bonuses to the named executive officers of the Company, based on individual performance and achievement of corporate goals in 2018:

Name	Title	Award
Gil Van Bokkelen	Chief Executive Officer	$267,300
William Lehmann, Jr.	President and Chief Operating Officer	$142,000
John Harrington	Executive Vice President and Chief Scientific Officer	$141,200
Laura Campbell	Senior Vice President of Finance	$81,100

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Name: Laura K. Campbell Title: Senior Vice President of Finance

Date: January 11, 2019